Exhibit 10.1

Amendment No. 8
to the
Edwards Lifesciences Corporation
401(k) Savings and Investment Plan
(Restated effective January 1, 2016)

The Restated Edwards Lifesciences Corporation 401(k) Savings and Investment Plan, effective January 1, 2016 (the "Plan"), as amended by Amendment No. 1 executed on May 2, 2016, Amendment No. 2 executed on December 19, 2016, Amendment No. 3 executed on February 24, 2017, Amendment No. 4 executed on February 24, 2017, Amendment No. 5 executed on October 27, 2017, Amendment No. 6 executed on December 19, 2017, and Amendment No. 7 executed on December 19, 2017, is hereby further amended effective January 1, 2018 as follows:

1.	Section 4.1(b) is amended in its entirety by the following:

i.Matching Contributions in an amount equal to (i) 100% of the aggregate amount of each such Participant’s Pay Deferral Contributions (not including Catch Up Contributions) made in accordance with Section 5.1 for such Plan Year, up to the first 3% of such Participant’s Compensation and (ii) 50% of the aggregate amount of each such Participant’s Pay Deferral Contributions (not including Catch Up Contributions) made in accordance with Section 5.1 for such Plan Year on the next 2% of such Participant’s Compensation. Effective July 1, 2018, Matching Contributions shall be contributed in an amount equal to (i) 100% of the aggregate amount of each such Participant’s Pay Deferral Contributions (not including Catch Up Contributions) made in accordance with Section 5.1 for such Plan Year, up to the first 4% of such Participant’s Compensation and (ii) 50% of the aggregate amount of each such Participant’s Pay Deferral Contributions (not including Catch Up Contributions) made in accordance with Section 5.1 for such Plan Year on the next 2% of such Participant’s Compensation.
IN WITNESS WHEREOF, a duly authorized officer of the Company has caused this Plan to be executed on the 17th day of April, 2018.

EDWARDS LIFESCIENCES CORPORATION
ADMINISTRATIVE AND INVESTMENT COMMITTEE

By:	/s/ Christine Z. McCauley
Christine Z. McCauley
Its:	Chairperson

112551.1